                              SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                             _____________________________________

                                          FORM T-1


                                 STATEMENT OF ELIGIBILITY
                          UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                           CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) _____
                            _____________________________________

                                        CITIBANK, N.A.
                      (Exact name of trustee as specified in its charter)

                                                            13-5266470
                                                         (I.R.S. employer
                                                        identification no.)

                   399 Park Avenue, New York, New York        10043
                 (Address of principal executive office)    (Zip Code)

                                       Citibank, N.A.
                                      120 Wall Street
                                    New York, NY  10043
                       Attn:  Corporate Agency & Trust Department
                        (Name and address of agent for service)

                         _____________________________________

                               PACCAR FINANCIAL CORP.
                  (Exact name of obligor as specified in its charter)

                   Washington                             91-6029712
         (State or other jurisdiction of              (I.R.S. employer
         incorporation or organization)               identification no.)

         777-106th Avenue, N.E.
         Bellevue, Washington                               98004
  (Address of Principal Executive Offices)                (Zip Code)

                         _____________________________________

                                     Debt Securities
                          (Title of the indenture securities)

1.  General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.

          Federal Reserve Bank of New York
          35 Liberty Street, New York, NY

          Federal Deposit Insurance Corporation
          Washington, D.C.

    (b)   Whether it is authorized to exercise corporate trust powers.

             Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation

             None.

16. LIST OF EXHIBITS.

    LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.

    Exhibit 1 - Copy of Articles of Association of the Trustee, as now in
                effect. (Exhibit 1 to T-1 to Registration Statement
                No. 2-79983)

    Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement
                No. 2-29577)

    Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement
                No. 2-55519)

    Exhibit 4 - Copy of existing By-Laws of the Trustee.  (Exhibit 4 to T-1 to
                Registration Statement No. 33-34988)

    Exhibit 5 - Not applicable.

    Exhibit 6 - The consent of the Trustee required by Section 321(b) of the
                Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

    Exhibit 7 - Copy of the latest Report of Condition of the Trustee

    Exhibit 8 - Not applicable.

    Exhibit 9 - Not applicable.


                                  _____________________


                                        SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 20th day of February, 1996.

                                                       CITIBANK, N.A.


                                                    BY: /s/Louis A. Piscitelli
                                                        ----------------------
                                                        Louis A. Piscitelli
                                                        Senior Trust Officer

                                Charter No. 1461
                           Comptroller of the Currency
                              Northeastern District
                               REPORT OF CONDITION
                                  CONSOLIDATING
                              DOMESTIC AND FOREIGN
                                 SUBSIDIARIES OF

                                 CITIBANK, N.A.

of New York in the State of New York, at the close of business on December 31, 1995, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                            ASSETS

                                                   THOUSANDS
                                                   OF DOLLARS
Cash and balances due from de-
 pository institutions:
  Noninterest-bearing balances
  and currency and coin. . . . . . . . . . . . . $   7,451,000
  Interest-bearing balances. . . . . . . . . . .     9,256,000
Held-to-maturity securities. . . . . . . . . . .             0
Available-for-sale securities. . . . . . . . . .    15,587,000
Federal funds sold and securities
 purchased under agreements to
 resell in domestic offices of the
 bank and of its Edge and Agree-
 ment subsidiaries, and in IBFs:
 Federal funds sold. . . . . . . . . . . . . . .     3,981,000
 Securities purchased under
 agreements to resell. . . . . . . . . . . . . .       423,000
Loans and lease financing receiv-
 ables:
  Loans and Leases, net of un-
  earned income. . . . . . . . $145,221,000
  LESS: Allowance for loan
  and lease losses . . . . . . . .4,403,000
                               ------------
Loans and leases, net of un-
 earned income, allowance,
 and reserve . . . . . . . . . . . . . . . . . .   140,818,000
Trading assets . . . . . . . . . . . . . . . . .    28,407,000
Premises and fixed assets (includ-
 ing capitalized leases) . . . . . . . . . . . .     3,454,000
Other real estate owned. . . . . . . . . . . . .       849,000
Investments in unconsolidated
 subsidiaries and associated com-
 panies. . . . . . . . . . . . . . . . . . . . .     1,181,000
Customers' liability to this bank
 on acceptances outstanding. . . . . . . . . . .     1,542,000
Intangible assets. . . . . . . . . . . . . . . .        14,000
Other assets . . . . . . . . . . . . . . . . . .     7,147,000
                                                 -------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . $ 220,110,000
                                                 -------------
                                                 -------------
                          LIABILITIES
DEPOSITS:
 In domestic offices . . . . . . . . . . . . . . $  35,377,000
 Noninterest-
  bearing. . . . . . . . . . . .$13,214,000
 Interest-
  bearing. . . . . . . . . . . . 22,163,000
                                -----------
In foreign offices, Edge and
 Agreement subsidiaries, and
 IBFs. . . . . . . . . . . . . . . . . . . . . .   121,599,000
 Noninterest-
  bearing. . . . . . . . . . . . .8,014,000
 Interest-
  bearing. . . . . . . . . . . .113,585,000
                                -----------
Federal funds purchased and se-
 curities sold under agreements
 to repurchase in domestic offices
 of the bank and of its Edge and
 Agreement subsidiaries, and in
 IBFs:
  Federal funds purchased. . . . . . . . . . . .     1,852,000
  Securities sold under agree-
  ments to repurchase. . . . . . . . . . . . . .       556,000
Trading liabilities. . . . . . . . . . . . . . .    17,544,000
Other borrowed money:
 With original maturity of one
 year or less. . . . . . . . . . . . . . . . . .     7,740,000
 With original maturity of more
 than one year . . . . . . . . . . . . . . . . .     5,788,000
Mortgage indebtedness and obli-
 gations under capitalized leases. . . . . . . .        95,000
Bank's liability on acceptances ex-
 ecuted and outstanding. . . . . . . . . . . . .     1,559,000
Subordinated notes and
debentures . . . . . . . . . . . . . . . . . . .     4,700,000
Other liabilities. . . . . . . . . . . . . . . .     8,483,000
                                                 -------------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . $ 205,293,000
                                                 -------------
                                                 -------------
                        EQUITY CAPITAL
Common stock . . . . . . . . . . . . . . . . . . $     751,000
Surplus. . . . . . . . . . . . . . . . . . . . .     6,744,000
Undivided profits and capital re-
 serves. . . . . . . . . . . . . . . . . . . . .     7,816,000
Net unrealized holding gains (losses)
 on available-for-sale securities. . . . . . . .        62,000
Cumulative foreign currency
 translation adjustments . . . . . . . . . . . .     (556,000)
                                                 -------------
TOTAL EQUITY CAPITAL . . . . . . . . . . . . . . $  14,817,000
                                                 -------------
TOTAL LIABILITIES, LIMITED-
 LIFE PREFERRED STOCK, AND
 EQUITY CAPITAL. . . . . . . . . . . . . . . . . $ 220,110,000
                                                 -------------
                                                 -------------

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                                 ROGER W. TRUPIN
We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                                                   PEI-YUAN CHIA
                                                               WILLIAM R. RHODES
                                                                 PAUL J. COLLINS
                                                                       DIRECTORS